TRADE, OTHER RECEIVABLES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
TRADE, OTHER RECEIVABLES AND OTHER ASSETS	TRADE, OTHER RECEIVABLES AND OTHER ASSETS

	US Dollars
Figures in millions	2021	2020	2019

Non-current
Deferred compensation asset	25	28	—
Prepayments	14	12	15
Recoverable tax, rebates, levies and duties	198	195	107
	237	235	122

Current
Trade and loan receivables	50	56	47
Prepayments	41	56	61
Recoverable tax, rebates, levies and duties (1)	155	100	130
Other receivables	14	17	12
	260	229	250

Total trade, other receivables and other assets	497	464	372

There is a concentration of risk in respect of amounts due from Revenue Authorities for recoverable tax, rebates, levies and duties from subsidiaries in the Africa Region segment. These values are summarised as follows:

Recoverable value added tax	212	215	167
Recoverable fuel duties	—	—	43
Appeal deposits	43	34	10
(1) Includes taxation asset, refer note 29.
20    TRADE, OTHER RECEIVABLES AND OTHER ASSETS (continued)

Geita Gold Mine

Geita Gold Mine (GGM) in Tanzania net indirect tax receivables balance increased by $3m to $142m (2020: $139m; 2019: $119m).

Claims relating to periods from July 2020 totalling $54m were offset against provisional corporate tax payments in 2021. No refunds were received in cash or offset against provisional corporate tax payments were made in 2020. Claims relating to periods pre-July 2017 totalling $9m were offset against provisional corporate tax payments in 2019. Amounts offset against VAT claims have been certified by an external advisor and verified by the Tanzania Revenue Authority (TRA). The remaining disputed balance relating to the period July 2017 to June 2020 was objected to as GGM believe that the claims have been correctly lodged pursuant to Tanzanian law.

An amendment, effective 20 July 2017, to Tanzania's mining legislation included an amendment to the Value Added Tax Act, 2014 (No. 5) (2015 VAT Act) to the effect that no input tax credit can be claimed for the exportation of “raw minerals”. The Written Laws (Miscellaneous Amendments) (No. 2) Act, 2019, issued during 2019, provides a definition for "raw minerals". However, GGM has received notices from the TRA that they are not eligible for VAT relief from July 2017 onwards on the basis that all production constitutes “raw minerals” for this purpose.

The basis for dispute of the disqualifications is on the interpretation of the legislation. Management's view is the definition of "raw minerals" provided in the Written Laws (Miscellaneous Amendments) (No. 2) Act, 2019 excludes gold doré. Gold bearing ore is mined from the open pit and underground mining operations, where it is further crushed and milled to maximise the gold recovery process, producing gold doré exceeding 80% purity as well as beneficiated products (concentrate). On this basis the mined doré and concentrate do not constitute “raw minerals” and accordingly the VAT claims are valid. Management have obtained legal opinions that support management's view that doré does not constitute a “raw mineral”.

The Finance Act 2020 became effective on 1 July 2020. The Finance Act amended the VAT Act by deleting the disqualification of VAT refunds due to the exportation of “raw minerals”. The deletion is intended to ensure the recovery of VAT refunds from July 2020, although the amendment cannot be applied retrospectively, the change in the VAT Act, together with the Written Laws (Miscellaneous Amendments) (No.2) Act 2019, confirms that doré bars are not “raw minerals” and that VAT refunds from July 2017 onwards are due to GGM. On 30 January 2021, management received a proposal from the TRA to settle VAT objections filed between 2017 and 2020, confirming the TRA's position to disqualify all VAT refunds requested by GGM for the period from July 2017 to June 2020. Management is not in agreement with the proposal and are pursuing legal remedies provided to taxpayers by Tanzanian law.

The total VAT claims submitted from July 2017 to June 2020 amount to $164m and claims of $27m were submitted between July 2020 and December 2020. All disqualifications received from the TRA have been objected to by GGM in accordance with the provisions and time frames set out in the Tax Administration Act, 2015 (No.10). Claims of $50m were submitted in 2021 taking the total claims to $187m (net of $54m offsets in 2021). The net indirect tax receivable at 31 December 2021 of $142m, reflects the discounting effects applied to the timing of when GGM expects to offset its indirect tax claims against future income taxes of GGM.

Cerro Vanguardia (CVSA)
On 4 September 2018, a decree was published by the Argentinian Government, which reintroduced export duties for products exported from Argentina. The export duty rate was 12% on the freight on board (FOB) value of goods exported, including gold, paid in country. The duty was limited so as not to exceed ARS $4 for each US dollar exported. On 14 December 2019, the Government of Argentina announced that the cap of ARS $4 for each US dollar exported, would be replaced by a flat rate of 12% for 2020. On 2 October 2020, the Government of Argentina extended the export duties until 31 December 2021, at a rate of 8% for gold bullion. On 31 December 2021, the Government of Argentina extended the export duties until 31 December 2023, at a rate of 8% for gold bullion. In terms of the Stability Agreement between CVSA and the Government of Argentina, CVSA has a right of refund or offset of these amounts paid as established by its Stability Agreement, which provides for a 30% taxation cap on annual taxes and duties paid by CVSA. Export duty refunds for the years 2018 to 2021 are outstanding as at 31 December 2021 and their fair value has been estimated using on a probability weighted scenario model considering various recovery time frames, estimated Argentina Peso to USD exchange rates and discounting using a country risk adjusted rate. As a result of the taxation cap, net export duty receivables amount to $19m (2020: $23m; 2019 $25m), and reflects the discounting effects applied to when CVSA expects refund of these receivables.